Investor Presentation Fourth Quarter 2017 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com - 949-864-8000 Ron Nicolas Senior Executive Vice President & Chief Financial Officer rnicolas@ppbi.com - 949-864-8600 Exhibit 99.1 Filed by Pacific Premier Bancorp, Inc. Pursuant to Rule 425 under the Securities Act of 1933 Subject Company: GrandPoint Capital, Inc. SEC Registration Statement No.: 333-

2 Forward-Looking Statements FORWARD-LOOKING STATEMENTS The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the “Company” or “Pacific Premier”) including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and the impact of the proposed acquisition of Grandpoint Capital, Inc. (“Grandpoint”) and its wholly owned subsidiary, Grandpoint Bank, and other acquisitions. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the expected cost savings, synergies and other financial benefits from the Grandpoint acquisition or any other acquisition the Company has made or may make might not be realized within the expected time frames or at all; governmental approval of the Grandpoint acquisition may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the acquisition; conditions to the closing of the Grandpoint acquisition may not be satisfied; Grandpoint’s shareholders may fail to provide the requisite consents to approve the consummation of the acquisition; Pacific Premier’s shareholders may fail to approve the issuance of Pacific Premier common stock in connection with the proposed Grandpoint acquisition; the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of users to substitute competitors’ products and services for the Company’s products and services; the impact of changes in financial services policies, laws and regulations (including the Dodd-Frank Wall Street Reform and Consumer Protection Act) and of governmental efforts to restructure the U.S. financial regulatory system; technological changes; changes in the level of the Company’s nonperforming assets and charge offs; any oversupply of inventory and deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other-than-temporary impairment of securities held by us; changes in consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; unanticipated regulatory or judicial proceedings; and the Company’s ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2017 Annual Report on Form 10-K of Pacific Premier Bancorp, Inc. filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). Annualized, pro forma, projected and estimated numbers in this investor presentation are used for illustrative purposes only, are not forecasts and may not reflect actual results. Pacific Premier and Grandpoint undertake no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

3 Where to Find Additional Information Additional Information About the Proposed Acquisition of Grandpoint This investor presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed acquisition transaction, Pacific Premier will file a registration statement on Form S-4 with the Securities and Exchange Commission ("SEC") that will include a consent solicitation and proxy statement/prospectus to be distributed to the shareholders of Grandpoint and Pacific Premier in connection with their vote on the acquisition. SHAREHOLDERS OF GRANDPOINT AND PACIFIC PREMIER ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE CONSENT SOLICITATION AND PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The final consent solicitation and proxy statement/prospectus will be mailed to shareholders of Grandpoint and Pacific Premier. Investors and security holders will be able to obtain the documents, and any other documents Pacific Premier has filed with the SEC, free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by Pacific Premier will be available free of charge by (1) accessing Pacific Premier’s website at www.ppbi.com under the “Investor Relations” link and then under the heading “SEC Filings”, (2) writing Pacific Premier at 17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614, Attention: Investor Relations, or (3) writing Grandpoint at 333 South Grand Avenue, Los Angeles, CA 90071, Attention: Corporate Secretary. The directors, executive officers and certain other members of management and employees of Pacific Premier may be deemed to be participants in the solicitation of proxies in respect of the proposed acquisition. Information about Pacific Premier’s directors and executive officers is included in the proxy statement for its 2017 annual meeting of Pacific Premier’s shareholders, which was filed with the SEC on April 27, 2017. The directors, executive officers and certain other members of management and employees of Grandpoint may also be deemed to be participants in the solicitation of consents in favor of the acquisition from the shareholders of Grandpoint. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the consent solicitation and proxy statement/prospectus regarding the proposed acquisition when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

4 33 Full-Service Branch Locations Company Profile Exchange / Listing NASDAQ: PPBI Focus Small & Mid-Market Businesses Total Assets $8.02 Billion Branch Network • Market data as of 2/27/2018 (1) 3-month average as of 2/27/2018 Pacific Premier Branch Footprint Headquarters Irvine, CA # of Research Analysts 7 Analysts Market Cap $1.99 Billion* Avg. Daily Volume 412,115 Shares(1)

5 Strategic Transformation 2008 - 2012  Organic growth driven by dynamic sales culture  Geographic expansion through highly accretive FDIC-assisted acquisitions  Canyon National Bank (“CNB”) - $192 million in assets, closed on 2/11/2011 (FDIC-Assisted)  Palm Desert National Bank (“PDNB”) - $103 million in assets, closed on 4/27/2012 (FDIC-Assisted) 2018 and Beyond  Focus on producing EPS growth from scale, efficiency and balance sheet leverage  Target ROAA and ROATCE of 1.50% and 17%, respectively  Continue disciplined organic and acquisitive growth increasing scarcity value 2013 - 2018  Build out of commercial banking platform through acquisitions  First Associations Bank (“FAB”) - $424 million in assets, closed on 3/15/2013 (151 days)  San Diego Trust Bank (“SDTB”) - $211 million in assets, closed on 6/25/2013 (111 days)  Infinity Franchise Holdings (“IFH”) - $80 million in assets, closed on 1/30/2014 (73 days)  Independence Bank (“IDPK”) - $422 million in assets, closed on 1/26/2015 (96 days)  Security California Bancorp (“SCAF”) - $715 million in assets, closed 1/31/2016 (123 days)  Heritage Oaks Bancorp (“HEOP”) – $2 billion in assets, closed on 4/1/2017 (109 days)  Plaza Bancorp (“PLZZ”) - $1.3 billion in assets, closed on 11/1/2017 (84 days)  Grandpoint Capital, Inc. (“GPNC”) - $3.2 billion in assets, announced on 2/9/2017 A balance of organic and acquisitive growth to create a California centric commercial bank franchise with $8.02 billion in assets

6 Highlights – Q4 2017 Earnings  Net income of $16.2 million, which included $5.4 million in merger-related expense and a $5.6 million deferred tax asset revaluation  Operating net income of $25.2* million or $0.56* per diluted per share  Adjusted ROAA of 1.35%*  Adjusted ROATCE of 15.9%* Loans/ Asset Quality  New loan commitments of $648 million  Net interest margin of 4.56%, core net interest margin of 4.26% excluding accretion  Nonperforming assets as a percent of total assets of 0.04%  Delinquencies as a percent of total loans of 0.16% Deposits  Deposits totaled $6.1 billion, an increase of $1.1 billion, or 21%, from prior quarter  Noninterest-bearing deposits represent 37% of total deposits  Non-maturity deposits equal 82% of total deposits  Cost of Deposits of 0.32% Key Ratios  Increasing operating leverage, with an efficiency ratio of 48.2%  Tangible book value per share of $15.26*, 6% higher than the third quarter of 2017, including DTA revaluation, and 22% higher than the fourth quarter of 2016 Acquisition  Completed acquisition of Plaza Bancorp on November 1, 2017 (84 days), adding approximately $1.3 billion in assets * Please refer to non-GAAP reconciliation

7 History of PPBI • Total deposits compound annual growth rate of 39% since 2011 • Total loans compound annual growth rate of 43% since 2011 Total Assets – Acquired vs. Non-Acquired February 2011 Acquired Canyon National Bank ($192MM assets) in FDIC-assisted deal $8,025 $961 $1,174 $1,714 $2,039 $2,791 $4,040 $4,174 $6,440 $6,532 $8.00 $10.50 $13.00 $15.50 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2011 2012 2013 2014 2015 2016 1Q'17 2Q'17 3Q'17 4Q'17 Non-Acquired Acquired TBV/Share November 2017 Acquired PLZZ ($1.3B assets) April 2012 Acquired Palm Desert National Bank ($103MM assets) in FDIC- assisted deal March 2013 and June 2013 Acquired First Associations Bank ($424MM assets) and San Diego Trust Bank ($211MM assets) January 2014 Acquired Infinity Franchise Holdings ($80MM assets), a specialty finance company January 2015 Acquired Independence Bank ($422MM assets) January 2016 Acquired SCAF ($715MM assets) Timely and efficient acquisitions have accelerated PPBI’s growth and performance Total Assets TBV/Share* April 2017 Acquired HEOP ($2.0B assets) Note: All dollars in millions * Please refer to non-GAAP reconciliation

8  Small and middle market business banking focus  Full suite of business banking services, including: cash management, payroll and merchant card services  Customized commercial and industrial (“C&I”) and commercial real estate loans (“CRE”)  C&I and CRE business loans  Originated $201M Q4 2017 vs. $75M Q4 2016  38% of loan portfolio Commercial Lines of Business Business Banking SBA Lending Franchise Lending Income Property Lending  Small Business Administration (“SBA”) Loans  Nationwide origination capability  California Capital Access Program (“Cal CAP”) Loans  United State Department of Agriculture (“USDA”) Loans  Originated $58M Q4 2017 vs. $36M Q4 2016  Sell guaranteed portion – 75% of loan amount  Gross gain rates 8-12%  National lender for established and experienced owner operators of Quick Serve Restaurants (“QSR”)  C&I and CRE based lending secured by equipment and real estate  Originated $66M Q4 2017 vs. $57M Q4 2016  Average originated rate of 5.4% in Q4 2017  11% of loan portfolio  Credit facilities and banking services for CRE investors in SoCal  Structured CRE and bridge loan flexibility  Originated $79M Q4 2017 and $81M Q4 2016  20% of loan portfolio Construction Lending  Construction loans for developers and owner users on properties predominantly in coastal SoCal  New team assembled in first half of 2013  Originated $106M Q4 2017 vs. $90M Q4 2016  Attractive risk adjusted yields  5% of loan portfolio HOA Banking  Nationwide leader of customized cash management, electronic banking services and credit facilities for:  Home Owner Association (“HOA”) Companies  HOA Management Companies  Predominately money market and demand deposits

9 Increasing Loan Commitments & Attractive Yields $251 $299 $322 $385 $455 $492 $558 $648 4.97% 4.93% 4.87% 4.80% 4.88% 4.99% 4.97% 5.00% 3.00% 3.50% 4.00% 4.50% 5.00% $- $100 $200 $300 $400 $500 $600 $700 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 Business Loans Real Estate Loans Other Loans Weighted Average Coupon Note: All dollars in millions Q ua rt er ly L oa n Co mm itm en ts A vg . R at e on N ew C omm itm en ts

10 Commercial Bank Transformation - Deposit Composition Deposits – 12/31/2009 Deposits – 12/31/2017 Total Deposits: $618.7 Million Cost of Deposits: 1.91% Total Deposits: $6.1 Billion Cost of Deposits: 0.32% Non-interest- Bearing Demand 5% Interest-Bearing Demand 4% Money Market/ Savings 23% Certificate of Deposits 68% • 37% of deposit balances are non-interest-bearing deposits • 82% of deposits are non-maturity deposits • 89% of deposits are core deposits* * Core deposits are all transaction accounts and non-brokered CD accounts below $250,000 Non-interest Bearing Demand 37% Interest- Bearing Demand 6% Money Market/ Savings 39% Certificate of Deposits 18%

11 Commercial Bank Transformation – Loan Composition Loans – 12/31/2009 Loans – 12/31/2017 • Loan portfolio is high quality and well-diversified • Business-related loans represent 54% of total loans at 12/31/17* • Business loan commitments originated for FY 2017 were $1.26 billion, 58% of total commitments Total Loans: $576.3 Million Total Loans: $6.2 Billion • Business loans are defined as commercial and industrial, franchise, commercial owner occupied, agriculture and SBA Commercial and Industrial 5% CRE Owner Occupied 18% CRE Non-Owner Occupied 26% Multi-Family 48% 1-4 Family 2% Other 1% CRE Owner Occupied 21% CRE Non- Owner Occupied 20% Commercial and Industrial 18% Multi-Family 13% Franchise 11% Construction & Land 5% One-to-Four family 4% Farm & Agric. 4% SBA 3% Consumer 1%

12 Conservative Credit Culture Nonperforming Assets to Total Assets (%) The Company has a history of effective credit risk management and outperforming peers • Loan delinquencies to loans held for investment of 0.16% as of 12/31/2017 • Nonperforming assets to total assets of 0.04% at 12/31/2017 1.04 1.70 1.58 1.66 1.36 0.48 0.58 0.40 3.26 1.62 1.31 0.76 0.55 1.67 1.08 0.38 0.33 0.21 0.15 0.20 0.20 0.14 0.12 0.12 0.21 0.19 0.18 0.18 0.17 0.13 0.17 0.04 0.02 0.01 0.01 0.04 2.93 3.62 3.96 4.11 4.26 4.30 4.24 4.39 4.23 4.29 4.06 4.04 3.77 3.48 3.39 3.21 2.96 1.56 1.24 1.10 1.18 1.05 0.91 0.80 0.74 0.69 0.59 0.58 0.74 0.53 0.48 0.50 0.49 0.46 0.44 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 PPB Peers * CNB Acquisition 2/11/11 PDNB Acquisition 4/27/12 * California peer group consists of all insured California institutions, from SNL Financial.

13 CRE to Capital Concentration • CRE concentrations are well managed across the organization • Our growth across our key businesses has diversified our loan portfolio Managed Growth CRE as a Percent of Total Capital 627% 499% 415% 372% 310% 349% 316% 336% 362% 352% 365% 376% 378% 340% 336% 287% 0% 100% 200% 300% 400% 500% 600% 700% 2008 2009 2010 2011 2012 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17

14 Strong Loan Yields - Low Cost of Deposits Portfolio Core Loan Yields Cost of Total Deposits 0.33% 0.36% 0.32% 0.28% 0.27% 0.25% 0.28% 0.32% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2013 2014 2015 2016 1Q'17 2Q'17 3Q'17 4Q'17 Total Deposits Cost of Deposits Our specialty lines of business have optimized our net interest margin through diversification and disciplined pricing as well as accelerating organic loan and deposit growth… Note: All dollars in millions Note: Core loan yields exclude accretion. 5.28% 5.18% 5.17% 5.13% 5.05% 4.94% 4.98% 5.16% 0.00% 0.75% 1.50% 2.25% 3.00% 3.75% 4.50% 5.25% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2013 2014 2015 2016 1Q'17 2Q'17 3Q'17 4Q'17 Loans Portfolio Core Loan Yield

15 Revenue & Net Interest Margin Annual Operating Revenue(1) Note: All dollars in millions (1) Operating revenue = net interest income + noninterest income. (2) Core net interest margin excludes accretion. *Annualized $67 $87 $121 $173 $279 $350 $0 $50 $100 $150 $200 $250 $300 $350 $400 2013 2014 2015 2016 2017 4Q'17* Core Net Interest Margin(2) And delivered compounded annual revenue growth rate of 51% as well as strong net interest margin of over 4% 3.93% 4.09% 4.06% 4.20% 4.27% 4.09% 4.14% 4.26% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% 2013 2014 2015 2016 1Q'17 2Q'17 3Q'17 4Q'17 Acquired HEOP 4/1/17

16 Noninterest Expense & Efficiency Adjusted Noninterest Expense / Avg. Assets Efficiency Ratio In addition to leveraging technology to drive growth, the Company has continually improved its operational processes to achieve greater operating leverage and economies of scale Note: Efficiency Ratio represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities, and other-than-temporary impairment recovery (loss) on investment securities. Adjusted noninterest expense excludes other real estate owned operations, core deposit intangible amortization and merger related costs. 2.95% 2.87% 2.58% 2.55% 2.40% 2.30% 2.32% 2.27% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2013 2014 2015 2016 1Q'17 2Q'17 3Q'17 4Q'17 64.7% 61.4% 55.9% 53.6% 52.3% 52.3% 52.1% 48.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 2013 2014 2015 2016 1Q'17 2Q'17 3Q'17 4Q'17

17 Pre-Tax, Pre-Provision Income(1) Tangible Book Value per Share $23 $34 $52 $79 $132 $156 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2013 2014 2015 2016 2017 Q4'17* $9.08 $10.12 $11.17 $12.51 $12.88 $13.83 $14.35 $15.26 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 2013 2014 2015 2016 1Q'17 2Q'17 3Q'17 4Q'17 Strong operating income has consistently resulted in shareholder value creation Operating Income and Tangible Book Value Note: All dollars in millions, except per share data Note: Tangible book values are based on basic shares outstanding. Refer to non-GAAP reconciliation (1) Excludes merger-related expenses *Annualized

18 Strategically Focused – Financially Motivated The Company’s management team operates the bank knowing we are crossing $10.0 billion • Our business model is always evolving, transforming and improving • Continue to build a quality banking franchise and leverage our core competencies • Investments in and the strengthening of the entire team is an on-going process Continue to Evolve and Strive for Superior Performance Operational Integrity Leads to Strong Internal Controls and Risk Management The Company’s operating environment and culture have been built over the years to be scalable • Disciplined credit underwriting culture remains a fundamental underpinning • BSA/AML – automated Rule Based Risk Rating and statistical analytics covering entire client base • CRA – enhanced program to exceed community group requirements and large bank exam standards Keen Focus on Creating Maximum Shareholder Value Management consistently communicates and executes on its strategic plan • Our Board regularly evaluates capital management, strategic direction and the alternatives to maximize shareholder value • Focused on increasing earnings and building tangible book value through growth strategies and improving efficiencies • Our goal is to create a fundamentally sound franchise with strong earnings and risk management

19 Superior Market Performance (PPBI) Source: SNL Financial, market information as of 12/31/2017 Since December 2015, PPBI’s stock price has significantly outperformed its publicly traded bank peers (SNL Bank Index / NASDAQ Bank Index) PPBI +88% NASDAQ Bank SNL Bank +40% +43% -40.0% -20.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% Dec-15 Feb-16 Apr-16 Jun-16 Aug-16 Oct-16 Dec-16 Feb-17 Apr-17 Jun-17 Aug-17 Oct-17 Dec-17 PPBI SNL Bank NASDAQ Bank

20 Pro forma assets of approximately $11.7 billion at close while deepening our Southern California market presence Compelling Strategic Rationale  Grandpoint is a business bank headquartered in Los Angeles, CA  Continues to build our Southern CA market presence and expands into attractive AZ and WA markets  A significant transaction to accelerate our growth and strengthen our operating scale and efficiency  Attractive transaction valuation for a sizable opportunity within a top tier market  Continues to create scarcity value and enhances our profile within highly desirable banking markets Attractive Financial Metrics Significant Opportunities for Continued Growth  Acquiring more than $2 billion of non-maturity deposits  Core funding will support and fuel continued organic loan growth  Established track record of excellent credit quality on both sides  Attractive pro forma deposit portfolio profile with ~40% noninterest bearing demand  Immediately accretive to EPS in 2018 and 8.6% accretive to 2019 EPS(1)  Tangible book value earn-back of 1.2 years  IRR greater than 20%  All-stock consideration generates strong pro forma capital ratios to support growth Grandpoint Highlights – announced 2/9/18 Financial data as of December 31, 2017 (1) Based on street consensus EPS estimates for 2018 and 2019 for PPBI, excludes non-recurring merger related expenses

21 Overview of Grandpoint Capital Source: SNL Financial Note: All dollars in thousands (1) Southern California is defined as Orange, Los Angeles - Riverside, San Bernardino, and San Diego counties. Excludes administrative branches (2) Adjusted to reflect the impact of certain non-recurring, one-time charges (3) Deposits as of June 30, 2017 Deposit by County(3) Company Highlights Southern California Deposit Footprint(1) PPBI (20) Grandpoint (10)  Headquartered in Los Angeles, CA  14 branch locations including three in Arizona and one in Washington  Business banking focus with:  $3.2 billion of assets and $2.4 billion of loans  $2.4 billion of total deposits (89% non-maturity)  ROAA of 1.03(2) and NPAs / Assets of 0.36%  Significant presence in the highly desirable Los Angeles marketplace Non-California Deposit Footprint Grandpoint (1) Grandpoint (3) Deposits PPBI GPNC Pro Forma Branches Orange $2,514,905 $189,559 $2,704,464 6 Los Angeles 425,710 1,145,692 1,571,402 9 San Diego 197,047 465,276 662,323 7 Pima (AZ) - 293,357 293,357 2 Maricopa (AZ) - 256,939 256,939 1 Clark (WA) - 121,246 121,246 1 Other 2,918,548 - 2,918,548 21 Total $6,056,210 $2,472,069 $8,528,279 47

22 Consideration  Fixed exchange ratio of 0.4750x and 100% stock consideration  Grandpoint shareholders to receive 15,758,089 shares of PPBI  Pro forma ownership at close of approximately 75% for PPBI and 25% for Grandpoint  Aggregate consideration value of $641.2 million (including stock options), or $18.57 per common share(1)  Grandpoint stock options will be cashed-out for in-the-money value of approximately $25.1 million Additional Transaction Details  Closing expected in early Q3 2018  Estimated cost savings of 40% of Grandpoint’s non-interest expense fully phased-in by the end of Q4 2018  Aggregate fair value mark of 1.35% of gross loans, or $33.3 million  Pre-tax one-time merger related expenses of approximately $31.9 million  CDI of approximately 2.15% of non-maturity deposits, or $45.2 million (1) Value of consideration based on PPBI’s closing price of $39.10 on February 9, 2018, consideration to common shareholders valued at $616.1 million (2) Adjusted to reflect the impact of certain non-recurring one-time charges (3) Based on street consensus for 2018 and 2019 (4) Based on the cross-over methodology Transaction Assumptions and Pro Forma Impacts  Price to LTM earnings per share of 18.7x(2)  Price to tangible book value per share of 212%  Immediately accretive to EPS (4.6% in 2018) and 8.6% accretive in 2019(3)  Earn-back period of 1.2 years(4) (2.4% dilutive to tangible book value per share at close) Valuation and Impacts

Pro Forma Loans & Deposits

Grandpoint's low-cost deposit base is an excellent fit with PPBI's asset origination strength

Diversified Combined Loan Portfolio

PPBI



C&I 18%
Farm & Ag. 4%
Franchise 11%
SBA 3%
Consumer and Other 1%
Construction 5%
1-4 Family 4%
Multi-Family 13%
NOO-CRE 20%
OO-CRE 21%

$6.2B Loans
5.48% Yield on Loans

Grandpoint



NOO-CRE 27%
OO-CRE 13%
C&I 10%
SBA 5%
Consumer and Other 2%
Construction 6%
1-4 Family 7%
Multi-Family 30%

$2.4B Loans
4.69% Yield on Loans

Combined



OO-CRE 19%
C&I 15%
Farm & Ag. 3%
Franchise 8%
SBA 3%
Consumer and Other 2%
Construction 5%
1-4 Family 5%
Multi-Family 18%
NOO-CRE 22%

$8.6B Loans
5.26% Yield on Loans

Strong Core Deposit Base

PPBI



Interest Bearing Demand 6.0%
Money Mkt. and Savings 39.6%
Time Deposits 12.6%
Wholesale CDs 5.2%
Noninterest-Bearing Demand 36.6%

$6.1B Deposits
0.32% Cost of Deposits

Grandpoint



Noninterest-Bearing Demand 45.9%
Interest Bearing Demand 6.1%
Money Mkt. and Savings 37.4%
Time Deposits 3.7%
Wholesale CDs 6.9%

$2.4B Deposits
0.34% Cost of Deposits

Combined



Noninterest-Bearing Demand 39.2%
Interest Bearing Demand 6.0%
Money Mkt. and Savings 39.0%
Time Deposits 10.1%
Wholesale CDs 5.7%

$8.5B Deposits
0.33% Cost of Deposits

As of December 31, 2017
Source: Based on data from management for both PPBI and Grandpoint
Note: All dollars in thousands

23

24 Source: Public filings and company projections As of December 31, 2017 (1) At close (2) Non-GAAP, please see GAAP reconciliation on page 33 Holding Company Capital Ratios PPBI GPNC Pro Forma (1) Tangible Common Equity Ratio (2) 9.4% 9.3% 9.3% Leverage Ratio 10.7% 9.4% 9.8% Common Equity Tier-1 Ratio (CET-1) 10.6% 10.6% 10.7% Tier-1 Ratio 10.9% 10.8% 10.9% Risk Based Capital Ratio 12.6% 11.5% 12.1% Bank Level Capital Ratios PPBI GPNC Pro Forma (1) Leverage Ratio 11.7% 9.2% 10.5% Common Equity Tier-1 Ratio (CET-1) 11.9% 10.6% 11.8% Tier-1 Ratio 11.9% 10.6% 11.8% Risk Based Capital Ratio 12.3% 11.3% 12.2% Capital Ratios The consolidated Company will remain well capitalized post closing with strong earnings capacity to sustain growth strategy and well-capitalized levels

Enhanced Scarcity Value in Southern California

The combination of PPBI and Grandpoint would become the 2nd largest publicly-traded bank headquartered in Southern California (1)

Listed below are the fifteen largest banks and thrifts headquartered in Southern California(1)

	Company Name	Ticker	Exchange	Total Assets ($M)	Market Cap. ($M)	Loans / Deposits (%)	Deposit Mix: Non-Int. Bearing (%)	Deposit Mix: Non-Maturity (%)
1	PacWest Bancorp	PACW	NASDAQ	24,995	6,645	90.0	45.1	89.1
2	*Pro Forma PPBI+Grandpoint (2)*	*PPBI*	--	*11,703*	--	*101.2*	*39.2*	*84.2*
2	Banc of California, Inc.	BANC	NYSE	10,328	966	91.3	14.7	99.0
3	Bofl Holding, Inc.	BOFI	NASDAQ	8,916	2,181	107.1	12.2	88.3
4	CVB Financial Corp.	CVBF	NASDAQ	8,271	2,478	73.8	58.8	94.1
5	Pacific Premier Bancorp, Inc.	PPBI	NASDAQ	8,025	1,808	101.8	36.6	82.2
6	Opus Bank	OPB	NASDAQ	7,487	972	87.0	13.8	93.5
7	Farmers & Merchants Bank of Long Beach	FMBL	OTCQB	6,992	1,046	72.2	37.6	85.2
8	First Foundation Inc.	FFWM	NASDAQ	4,541	694	106.4	31.9	73.8
9	Community Bank	CYHT	OTC Pink	3,747	587	95.8	41.2	82.7
10	Grandpoint Capital, Inc.	GPNC	OTC Pink	3,194	663	99.4	45.9	89.4
11	American Business Bank	AMBZ	OTC Pink	1,874	309	56.1	52.7	97.4
12	Pacific Mercantile Bancorp	PMBC	NASDAQ	1,323	200	93.7	29.7	68.3
13	Provident Financial Holdings, Inc.	PROV	NASDAQ	1,162	136	98.5	8.5	72.8
14	Malaga Financial Corporation	MLGF	OTC Pink	1,041	193	126.6	15.6	65.1
15	Seacoast Commerce Banc Holdings	SCBH	OTC Pink	939	183	57.8	41.0	93.6
	Median			**5,766**	**694**	**94.7**	**37.1**	**86.8**

Market data as of February 9, 2018
Source: SNL Financial for the most recent quarter
(1) Defined as banks with shares listed on the NYSE, NASDAQ or OTC exchanges, excluding ethnic focused banking institutions, sorted by total assets
(2) Total assets shown as of pro forma at close and are inclusive of merger adjustments

25

26 Summary  Create a franchise with assets of $11.7 billion and attractive upside potential  Operational scale and efficiencies as a larger organization  Combined company better positioned for growth – ability to attract talent and customers  Increases non-maturity deposits by $2.0 billion, non-maturity deposits will total 84% of all deposits pro forma  More diversified balance sheet – geography and customers  Logical geographic fit  Further builds on our existing Southern California market presence  Expands PPBI into the attractive Phoenix and Tucson, Arizona markets and Vancouver, Washington  Prepared to cross $10 billion  Preparing to transition for two years – compliance with DFAST, ERM, Audit, Model Risk Management, Cybersecurity, BSA/AML, Compliance, and Third-Party Risk Management substantially complete  Continue to strengthen and deepen the management team across the organization  On-going enhancements of internal controls and process to keep pace with our growth  Due to the combined client base, limitations on interchange fees expected to have an immaterial impact on results  Stronger position to evaluate alternatives on a combined basis  Enhanced scarcity value for combined company Strategically Attractive Transaction, Compelling Financial Metrics, Track Record of Successful M&A

27 • Proven track record of executing on acquisitions and organic growth • Well positioned to evaluate attractive acquisition opportunities • Continue to drive economies of scale and operating leverage • Positioned to deliver growth and strong profitability • Ability to integrate business lines that generate higher risk adjusted returns • Create scarcity value among banks in Southern California Pacific Premier Outlook Building Long-term Franchise Value

28 Appendix Materials

Consolidated Financial Highlights

	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Summary Balance Sheet					
Total Assets	$4,036,311	$4,174,428	$6,440,631	$6,532,334	$8,024,501
Loans Held for Investment	3,241,613	3,385,697	4,858,611	5,009,317	6,196,468
Total Deposits	3,145,581	3,297,073	4,946,431	5,018,153	6,085,868
Loans Held for Investment / Total Deposits	103.1%	102.7%	98.2%	99.8%	101.8%
Summary Income Statement					
Total Revenue	$46,622	$46,386	$72,097	$72,512	$87,621
Total Noninterest Expense	25,377	29,747	48,496	39,612	49,895
Provision for Loan Losses	2,054	2,502	1,904	2,049	2,185
Net Income	11,953	9,521	14,176	20,232	16,171
Diluted EPS	$0.43	$0.34	$0.35	$0.50	$0.36
Performance Ratios					
Return on Average Assets* (4)	1.24%	0.94%	0.89%	1.26%	0.87%
Return on Average Tangible Common Equity* (4)	14.2%	11.0%	11.3%	15.0%	10.5%
Efficiency Ratio (1)	50.9%	52.3%	52.3%	52.1%	48.2%
Net Interest Margin	4.59%	4.39%	4.40%	4.34%	4.56%
Asset Quality					
Delinquent Loans to Loans Held for Investment	0.03%	0.01%	0.06%	0.07%	0.16%
Allowance for Loan Losses to Loans Held for Investment	0.66%	0.68%	0.52%	0.54%	0.47%
Nonperforming Loans to Loans Held for Investment	0.04%	0.02%	0.01%	0.01%	0.05%
Nonperforming Assets to Total Assets (2)	0.04%	0.02%	0.01%	0.01%	0.04%
Classified Assets to Total Risk-Based Capital (3)	3.00%	2.54%	5.00%	6.15%	5.68%
Classified Assets to Total Assets (3)	0.33%	0.28%	0.52%	0.66%	0.61%
Capital Ratios					
Tangible Common Equity/ Tangible Assets *	8.86%	8.85%	9.18%	9.41%	9.42%
Tangible Book Value Per Share *	$12.51	$12.88	$13.83	$14.35	$15.26
Common Equity Tier 1 Risk-based Capital Ratio	10.12%	9.84%	10.71%	10.59%	10.59%
Tier 1 Risk-based Ratio	10.41%	10.11%	11.08%	10.94%	10.88%
Risk-based Capital Ratio	12.72%	12.34%	12.69%	12.51%	12.57%

(1) Represents the ratio of noninterest expense less OREO operations, core deposit intangible amortization and merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities.
(2) Nonperforming assets excludes nonperforming investment securities.
(3) Classified assets includes substandard loans, doubtful, substandard investment securities, and OREO.
(4) Annualized
* Please refer to non-GAAP reconciliation
Note: All dollars in thousands, except per share data

29

Non-GAAP Financial Measures

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measure of tangible common equity ratio to the GAAP measure of common equity ratio and tangible book value per share to the GAAP measure of book value per share are set forth below.

	December 31, 2011	December 31, 2012	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Total stockholders' equity	$ 86,777	$ 134,517	$ 175,226	$ 199,592	$ 298,980	$ 459,740	$ 471,025	$ 959,731	$ 981,660	$ 1,241,996
Less: Intangible assets	(2,069)	(2,626)	(24,056)	(28,564)	(58,002)	(111,941)	(111,432)	(405,869)	(405,222)	(536,343)
Tangible common equity	**$ 84,708**	**$ 131,891**	**$ 151,170**	**$ 171,028**	**$ 240,978**	**$ 347,799**	**$ 359,593**	**$ 553,862**	**$ 576,438**	**$ 705,653**
Total assets	$ 961,128	$ 1,173,792	$ 1,714,187	$ 2,037,731	$ 2,789,599	$ 4,036,311	$ 4,174,428	$ 6,440,631	$ 6,532,334	$ 8,024,501
Less: Intangible assets	(2,069)	(2,626)	(24,056)	(28,564)	(58,002)	(111,670)	(111,432)	(405,869)	(405,222)	(536,343)
Tangible assets	**$ 959,059**	**$ 1,171,166**	**$ 1,690,131**	**$ 2,009,167**	**$ 2,731,597**	**$ 3,924,641**	**$ 4,062,996**	**$ 6,034,762**	**$ 6,127,112**	**$ 7,488,158**
Common Equity ratio	9.03%	11.46%	10.22%	9.79%	10.72%	11.39%	11.28%	14.90%	15.03%	15.48%
Less: Intangible equity ratio	(0.20%)	(0.20%)	(1.28%)	(1.28%)	(1.90%)	(2.53%)	(2.43%)	(5.72%)	(5.62%)	(6.06%)
Tangible common equity ratio	**8.83%**	**11.26%**	**8.94%**	**8.51%**	**8.82%**	**8.86%**	**8.85%**	**9.18%**	**9.41%**	**9.42%**
Basic shares outstanding	10,337,626	13,661,648	16,656,279	16,903,884	21,570,746	27,798,283	27,908,816	40,047,682	40,162,026	46,245,050
Book value per share	$ 8.39	$ 9.85	$ 10.52	$ 11.81	$ 13.86	$ 16.54	$ 16.88	$ 23.96	$ 24.44	$ 26.86
Less: Intangible book value per share	(0.20)	(0.20)	(1.44)	(1.69)	(2.69)	(4.03)	(4.00)	(10.13)	(10.09)	(11.60)
Tangible book value per share	**$ 8.19**	**$ 9.65**	**$ 9.08**	**$ 10.12**	**$ 11.17**	**$ 12.51**	**$ 12.88**	**$ 13.83**	**$ 14.35**	**$ 15.26**

Note: All dollars in thousands, except per share data

30

Non-GAAP Financial Measures

Pre-tax, pre-provision income, excluding merger-related expense, is a non-GAAP financial measure derived from GAAP-based amounts. We calculate it by excluding income taxes, the provision for loan losses and merger-related expenses. We believe that this non-GAAP financial measure provides information that is important to investors. However, this non-GAAP financial measure is a supplement and is not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of pre-tax, pre-provision income, excluding merger-related expenses is set forth below.

	For the Years Ended					Annualized Three Months Ended
	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017	December 31, 2017
Net income	$ 8,993	$ 16,616	$ 25,515	$ 40,103	$ 60,100	$ 64,684
Add: Income tax	5,587	10,719	15,209	25,215	42,126	77,480
Add: Provision for loan losses	1,860	4,684	6,425	8,776	8,640	8,740
Add: Merger-related expense	6,926	1,490	4,799	4,388	21,002	5,436
Pre-tax, pre-provision income (excluding merger-related expense)	**$ 23,366**	**$ 33,509**	**$ 51,948**	**$ 78,482**	**$ 131,868**	**$ 156,340**

Note: All dollars in thousands

31

32 Non-GAAP Financial Measures For quarter period presented below, adjusted net income and adjusted diluted earnings per share are non-GAAP financial measures derived from GAAP-based amounts. We calculate these figures by excluding merger related expenses and DTA revaluations in the period results. Management believes that the exclusion of such items from these financial measures provides useful information to an understanding of the operating results of our core business. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. (1) Annualized Note: All dollars in thousands December 31, 2017 Net income 16,171$ Add: Merger-related expense 5,436 Add: DTA revaluation 3,545 Adjusted net income 25,152$ Diluted earnings per share 0.36$ Add: Merger-related and litigation expense, net of tax 0.20 Adjusted diluted earnings per share 0.56$ Return on average assets 0.87% Add: Merger-related and litigation expense, net of tax 0.48% Adjusted return on average assets(1) 1.35%

33 Non-GAAP Financial Measures For the quarter period presented below, adjusted net income for return on average tangible common equity and average tangible common equity are non-GAAP financial measures derived from GAAP-based amounts. We calculate return on average tangible common equity by adjusting net income for the effect of CDI amortization and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We calculate adjusted return on average tangible common equity by adjusting net income for the effect of CDI amortization and merger related expense and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. A reconciliation of the non-GAAP measures of return on average tangible common equity and adjusted return on average tangible common equity to the GAAP measure of return on common stockholders’ equity is set forth below. • Please refer to non-GAAP reconciliation (1) Annualized Note: All dollars in thousands December 31, 2017 Adjusted net income* 25,152$ Plus: Tax effected CDI amortization 2,111 Less: CDI amortization expense tax adjustment 815 Adjusted net income for return on average tangible common equity 26,448$ Average stockholders' equity 1,161,174$ Less: Average core deposit intangible 40,274 Less: Average goodwill 454,362 Average tangible common equity 666,538$ Adjusted return on average tangible common equity(1) 15.9%

34 Source: SNL Financial, company projections Note: All dollars in thousands (1) At close PPBI - 12/31/17 Pro Forma (1) Common Stockholders' Equity 1,241,996$ 1,892,358$ Less: Intangible Assets 536,343 882,352 Tangible Common Equity 705,653$ 1,010,006$ Common Shares Outstanding 46,245,050 62,674,089 Book Value Per Share 26.86$ 30.19$ Less: Intangible Assets Per Share 11.60 14.08 Tangible Book Value Per Share 15.26$ 16.12$ Total Assets 8,024,501$ 11,702,651$ Less: Intangible Assets 536,343 882,352 Tangible Assets 7,488,158$ 10,820,299$ Tangible Common Equity Ratio 9.4% 9.3% Tangible common equity to tangible assets (the “tangible common equity ratio”) and tangible book value per share are a non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders’ equity and dividing by tangible assts. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the on-GAAP measure of tangible common equity ratio to the GAAP measure of common equity ratio and tangible book value per share to the GAAP measure of book value per share are set forth below. Non-GAAP Financial Measures